DESCRIPTION OF THE AREA OF THE PROPERTY



1
2
3
4
5
6
A
B
C
D
E
F
G
H
N
S
East Taoyuan Village
Crude Salt Field
Crude Salt Field
You yi Road
Haoyuan Bromine Factory No. 1
Crude Salt Field
Crude Salt Field
Haoyuan Bromine Factory No. 2
Crude Salt Field
Crude Salt Field
Po san Road
Yan qing Road
Yangweizi Village
Haoyuan Bromine Factory No. 1 -branch f actory 2
Yuan quo Road
Crude Salt Field
Crude Salt Field
Notes: 1. The map is not made according to a proportional scale
2. Those dash areas are the area of the property as described in Article 1 with 23,000-are totally